(Loss) Earnings Per Share	6 Months Ended
Jun. 30, 2017
Earnings Per Share [Abstract]
(Loss) Earnings Per Share
(Loss) Earnings Per Share
The net (loss) income available for common shareholders and (loss) earnings per common share presented in the table below excludes the results of operations of the Entities under Common Control (note 3):

	Three Months Ended		Six Months Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
	$	$	$	$
Net (loss) income	(37,477)	23,599	(33,764)	63,983
Net (income) attributable to the Entities under Common Control	(418)	(1,113)	(1,304)	(2,517)
Net (loss) income available for common shareholders	(37,895)	22,486	(35,068)	61,466

Weighted average number of common shares – basic	169,963,717	156,208,917	167,173,392	156,146,287
Dilutive effect of stock-based awards	—	237,978	—	323,529
Weighted average number of common shares – diluted	169,963,717	156,446,895	167,173,392	156,469,816

(Loss) earnings per common share:
– Basic	(0.22)	0.14	(0.21)	0.39
– Diluted	(0.22)	0.14	(0.21)	0.39

Stock-based awards that have an anti-dilutive effect on the calculation of diluted earnings per common share, are excluded from this calculation. For the three and six months ended June 30, 2017, 0.3 million and 0.1 million restricted stock units (2016 - nil) had an anti-dilutive effect on the calculation of diluted earnings per common share. For the three and six months ended June 30, 2017, options to acquire 1.7 million and 1.5 million (2016 - 0.8 million and 0.6 million) shares of the Company’s Class A common stock, respectively, had an anti-dilutive effect on the calculation of diluted earnings per common share. In periods where a loss attributable to shareholders has been incurred, all stock-based awards are anti-dilutive.